Supplement Dated February 20, 2003
To The Prospectus Dated October 28, 2002

NUVEEN INVESTMENT TRUST
Nuveen European Value Fund


On February 20, 2003, the Board of Trustees of the Nuveen
European Value Fund (the "Fund") approved the merger of the Fund (the "Reorganization") into the Nuveen NWQ International Value Fund
(the "International Value Fund"), subject to approval by shareholders of the Fund. Despite competitive long-term returns, the Fund has not been able to reach a self-sustaining level of assets.
The Board of Trustees has determined that the proposed Reorganization is in the best interests of Fund shareholders.

The Fund is similar to the International Value Fund in its philosophy, investment policies, and day-to-day portfolio management. Both Funds seek long-term capital growth by employing a value-oriented discipline to select stocks of foreign companies. In addition, both Funds focus on dollar-denominated securities.
The primary difference between the Funds is the broader investment mandate of the International Value Fund.
While the Fund invests primarily in equity securities of large European issuers, the International Value Fund invests substantially all of its assets in equity securities of issuers outside the U.S. and can invest in mid- and small-capitalization companies.

The Board has called a special meeting of Fund shareholders for June 11, 2003 at which shareholders will vote on the Reorganization. Further information regarding the proposed Reorganization and the shareholder meeting will be contained in a proxy statement that is scheduled to be mailed to shareholders in late April.




PLEASE KEEP THIS WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE